PINECREST INVESTMENT GROUP, INC.

NUMBER                                                                    SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
             AUTHOIRZED: 100,000,000 COMMON SHARES, $.01 PAR VALUE

                                                            SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                          CUSIP 7230234   10   4

This Certifies That

is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE

                        PINECREST INVESTMENT GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

     Dated:


/s/  Sheryl B. Salvadore         [corporate seal            /s/  David B. Howe
      Secretary                      omitted]                    President

Countersigned and Registered:
INTERWEST TRANSFER CO., INC.
1981 East 4800 South, Suite 100
Salt Lake City, Utah 84117

-------------------------------
Transfer Agent

                        Pinecrest Investment Group, Inc.
                          Interwest Transfer Co., Inc.


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according the applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -        Custodian for
                                                         (Cust.)         (Minor)
TEN ENT - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN - as joint tenants with right of    Act of
         survivorship and not as tenants                (State)
         in common

    Additional abbreviations may also be used though not in the above list.

     For Value Received _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares

of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint__________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
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SIGNATURE GUARANTEED:                   X
                                         ---------------------------------------

                                        X
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     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savinsg and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARNATEE MEDALLION PROGRAM.